UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2016

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 3, 2016 AMC Entertainment Holdings, Inc. (“AMCH”), AMCH’s indirect wholly-owned subsidiary Congress Merger Subsidiary, Inc. (“Merger Subsidiary”), and Carmike Cinemas, Inc. (“Carmike”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into Carmike (the “Merger”), after which Carmike, as the surviving entity, will continue its separate existence as an indirect, wholly-owned subsidiary of AMCH.

At the effective time of the Merger, each share of Carmike’s common stock, par value $0.03 per share (“Carmike Common Stock”), issued and outstanding immediately prior to the effective time (other than shares owned by (i) AMCH, Merger Subsidiary or Carmike (which will be cancelled) or (ii) stockholders that have exercised appraisal rights under Delaware law) will be converted into the right to receive $30.00 in cash, without interest (the “Per Share Merger Consideration”).

Each Carmike stock option, share of restricted stock, restricted stock unit and performance shares, will, contingent upon consummation of the Merger, become 100% vested, and will be cancelled and converted into the right to receive the Per Share Merger Consideration or, in the case of stock options that have not been exercised, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option. Performance shares will be paid based on actual results for each performance period completed prior to closing or at target for all incomplete periods.

The parties to the Merger Agreement have each made customary representations and warranties. Carmike has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others: (i) to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the effective time of the Merger, (ii) to promptly call a meeting of stockholders to vote on the Merger Agreement and the Merger, (iii) to not solicit proposals relating to alternative transactions to the Merger or engage in discussions or negotiations with respect thereto, and (iv) to cooperate with AMCH’s efforts to obtain financing. AMCH also has agreed, subject to the provisions of the Merger Agreement, to various covenants and agreements, including, among others: (i) to use its reasonable best efforts to take actions that may be necessary in order to obtain antitrust approval of the Merger, and (ii) to use reasonable best efforts to obtain the debt financing, or such alternative financing as contemplated by the Merger Agreement.

The completion of the Merger is subject to the satisfaction or waiver of various customary closing conditions, including, among others: (i) the requisite approval of Carmike stockholders, (ii) the absence of any pending proceeding brought by a governmental authority in the United States pursuant to certain antitrust laws that challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by the Merger Agreement, (iii) the absence of any order or injunction issued by any court or governmental authority in the United States preventing the consummation of the Merger, (iv) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (v) the termination or expiration of any agreement with a governmental authority with respect to the HSR Act not to close the Merger. AMCH’s obligation to complete the Merger is also conditioned on (i) the absence of a material adverse effect with respect to Carmike, as described in the Merger Agreement, and (ii) the absence of holders of 20% or more of the outstanding shares of Carmike Common Stock exercising dissenters’ rights. In addition, Carmike’s and AMCH’s obligations to complete the Merger are subject to certain other conditions, including (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party and (ii) compliance of the other party with its covenants in all material respects. The Merger is not subject to a financing condition.

Carmike has also agreed not to (i) solicit proposals relating to certain alternative transactions or (ii) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, subject to certain exceptions to permit Carmike’s board of directors to comply with its fiduciary duties.

Each party has agreed to use reasonable best efforts to cause the Merger to be consummated and to obtain antitrust approval. To the extent required to obtain such approvals, AMCH has agreed to offer, negotiate and agree to divestitures and similar restraints with respect to Carmike’s, AMCH’s and their respective affiliates’ businesses, services or assets, except that AMCH will not be required to agree to a divestiture or similar restraint with respect to (i) Carmike’s, AMCH’s or their respective affiliates’ theatres that would result in a loss of theatre-level cash flows in excess of $25 million in the aggregate or (ii) non-theatre assets with an aggregate net book value in excess of $20 million.

The Merger Agreement contains specified termination rights for AMCH and Carmike, including a mutual termination right in the event that the Merger is not consummated by December 5, 2016 (the “End Date”), subject to a ninety day extension under certain circumstances. Carmike must pay AMCH a $30 million termination fee if AMCH terminates the Merger Agreement after Carmike’s board of directors makes a change of recommendation (as defined in the Merger Agreement) with respect to the Merger, or if Carmike terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior proposal, as set forth in, and subject to the conditions of, the Merger Agreement. Carmike must also pay AMCH a $30 million termination fee if the Merger Agreement is terminated in certain specified circumstances if an alternative acquisition proposal to the Merger has been made and not withdrawn prior to the Carmike stockholder meeting and, within eighteen month following such termination, Carmike enters into an alternative transaction of the type described in the relevant provisions of the Merger Agreement, and such transaction is consummated.

In addition, the Merger Agreement provides that AMCH would be required to pay Carmike a termination fee of $50 million if the Merger Agreement is terminated (i) by either party as a result of any permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger and such injunction or other order shall have become nonappealable; (ii) by either party as a result of the failure of the closing to occur on or before the End Date, as it may be extended, and that one or more of the following closing conditions has not been satisfied (but all other closing conditions have been satisfied): (x) the closing condition that no proceeding brought by a governmental authority in the United States pursuant to certain antitrust laws is pending that challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by the Merger Agreement, (y) the closing condition regarding the absence of any judgment, injunction, order, decree or law prohibiting, enjoining or making illegal the completion of the Merger or (z) the closing condition regarding the expiration or earlier termination of any applicable waiting period and receipt of regulatory consents, approvals and clearances under the HSR Act and that any agreement with a governmental authority with respect to the HSR Act not to close the Merger shall have expired or been terminated (clauses (x) through (z), the “Regulatory Closing Conditions”); or (iii) by Carmike as a result of a material breach by AMCH of its antitrust-related covenants such that one or more of the Regulatory Closing Conditions are incapable of being satisfied.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about AMCH, Merger Subsidiary or Carmike. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AMCH, Carmike or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in AMCH’s public disclosures.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2016, and effective as of that date, Carmike’s board of directors amended Carmike’s Amended and Restated By-Laws (the “Bylaws”) to add a new ARTICLE X thereto, which designates the Court of Chancery of the State of Delaware and the Business Case Division of the Georgia Superior Court located in Fulton County as the sole and exclusive forums for certain legal actions, unless Carmike consents in writing to the selection of an alternative forum.

The preceding description of the amendment to the Bylaws is qualified in its entirety by reference to the Amendment to Carmike’s Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, Carmike will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Carmike’s stockholders will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by Carmike with the SEC at the SEC’s website at www.sec.gov. In addition, Carmike’s stockholders may obtain a free copy of the proxy statement, when available, and other relevant documents from Carmike’s website at www.carmikeinvestors.com or by contacting Carmike’s investor relations representatives by telephone at (212) 835-8500 or via email at ckec@jcir.com.

Participants in the Solicitation

Carmike and its directors, executive officers and certain other members of management and employees of Carmike may be deemed to be “participants” in the solicitation of proxies from Carmike’s stockholders in connection with the Merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of Carmike’s stockholders in connection with the Merger, which may be different than those of Carmike’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Carmike stockholders can find information about Carmike and its directors and executive officers and their ownership of Carmike’s common stock in Carmike’s annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on April 17, 2015, and in Forms 4 of directors and executive officers filed with the SEC. Additional information regarding the interests of such individuals in the Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Carmike’s website at www.carmikeinvestors.com or by contacting Carmike’s investor relations representatives by telephone at (212) 835-8500 or via email at ckec@jcir.com.

Disclosure Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, and other written or oral statements made by or on behalf of Carmike may constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act (the “Exchange Act”) of 1934. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,”

“anticipates,” “plans,” “estimates” or similar expressions. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond Carmike’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the inability to complete the Merger due to the failure to obtain Carmike stockholder or regulatory approval for the Merger or the failure to satisfy other conditions of the Merger within the proposed timeframe or at all;

•	disruption in key business activities or any impact on Carmike’s relationships with third parties as a result of the announcement of the Merger;

•	the failure to obtain the necessary financing arrangements as set forth in the debt commitment letters delivered pursuant to the Merger Agreement, or the failure of the Merger to close for any other reason;

•	risks related to disruption of management’s attention from Carmike’s ongoing business operations due to the transaction;

•	the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Carmike and others relating to the Merger Agreement;

•	the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	adverse regulatory decisions;

•	unanticipated changes in the markets for Carmike’s business segments;

•	general economic conditions in Carmike’s regional and national markets;

•	our ability to comply with covenants contained in the agreements governing Carmike’s indebtedness;

•	our ability to operate at expected levels of cash flow;

•	financial market conditions including, but not limited to, changes in interest rates and the availability and cost of capital;

•	our ability to meet our contractual obligations, including all outstanding financing commitments;

•	the availability of suitable motion pictures for exhibition in Carmike’s markets;

•	competition in Carmike’s markets;

•	competition with other forms of entertainment;

•	the effect of Carmike’s leverage on its financial condition;

•	prices and availability of operating supplies;

•	the impact of continued cost control procedures on operating results;

•	the impact of asset impairments;

•	the impact of terrorist acts;

•	changes in tax laws, regulations and rates; and

•	financial, legal, tax, regulatory, legislative or accounting changes or actions that may affect the overall performance of Carmike’s business.

Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Carmike’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A. Risk Factors,” and in its subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this news release, which speak only as of the date hereof. Carmike does not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 3, 2016, among Carmike Cinemas, Inc., AMC Entertainment Holdings, Inc. and Congress Merger Subsidiary, Inc. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Carmike agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.)

Exhibit 3.1	Amendment to Amended and Restated By-Laws of Carmike Cinemas, Inc.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: March 4, 2016	By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 3, 2016, among Carmike Cinemas, Inc. AMC Entertainment Holdings, Inc. and Congress Merger Subsidiary, Inc. (Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Carmike agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.)

Exhibit 3.1	Amendment to Amended and Restated By-Laws of Carmike Cinemas, Inc.